Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 (the “Report”) of North American Insurance Leaders, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Paula S. Butler, Executive Vice President, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 14, 2007	/s/ Paula S. Butler
Executive Vice President
(principal financial officer)